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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 17, 1998

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                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)




            DELAWARE                      0-27338               13-3689915
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                             identification no.)


   417 FIFTH AVENUE, NEW YORK, NY                                 10016
(Address of principal executive offices)                       (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 726-6500


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ITEM 8. CHANGE IN FISCAL YEAR.

        On February 17, 1998, the Board of Directors of GT Interactive Software Corp. (the "Company") determined to change the Company's fiscal year-end from December 31 to March 31. Pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Company intends to file with the Securities and Exchange Commission an annual report on Form 10-K for the year ended December 31, 1997 and a transition report on Form 10-Q for the quarter ending March 31, 1998, within the respective periods prescribed for filing of such reports.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GT INTERACTIVE SOFTWARE CORP.


                                      By:   /s/ Ronald Chaimowitz
                                            ---------------------
                                             Ronald Chaimowitz
                                             Chief Executive Officer
                                               and President
                                             Date:  March 2, 1998